COLUMBIA FUNDS SERIES TRUST I

Supplement dated November 8, 2010

to the following Prospectuses offering Class T shares listed below, each as supplemented

Columbia Mid Cap Growth Fund

Supplement to the Prospectus dated January 1, 2010

Columbia Asset Allocation Fund

Columbia Contrarian Core Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses dated February 1, 2010

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond

Supplement to the Prospectuses dated March 1, 2010

Columbia Core Bond Fund

Supplement to Prospectus dated September 1, 2010

Columbia Bond Fund

Supplement to Prospectus dated September 27, 2010

•	The section of each prospectus entitled “Choosing a Share Class – Distribution and Service Fees – Class T Shareholder Services Fees” is deleted and replaced in its entirety with the following:

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder services. Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

•	The section of each prospectus entitled “Choosing a Share Class – Reductions/Waivers of Sales Charges – Repurchases” is deleted in its entirety and replaced with the following disclosure:

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of a Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Shareholders should retain this Supplement for future reference.

C-1387-1 A (11/10)